Exhibit 99.1
PRESS RELEASE

Contacts:
Yvette Rudich (Media)	Kathy Guinnessey (Investors/Analysts)
Rudichy@dnb.com	Guinnesseyk@dnb.com
973.921.5986	973.921.5665
D&B Announces Strong Third Quarter 2005 Results and Confirms Guidance
•	EPS Up 15 Percent Before Non-Core Gains and Charges
•	EPS Down 29 Percent on a GAAP Basis; Due Primarily to Cash Repatriation and the Resolution of a Legacy Tax Matter
•	Core Revenue Up 7 Percent; Both Before and After the Effect of Foreign Exchange
•	Total Revenue on a GAAP Basis Up 3 Percent; Up 2 Percent Before the Effect of Foreign Exchange, Reflecting the Impact of Divested Businesses
Short Hills, NJ — October 25, 2005 — D&B (NYSE: DNB), the leading provider of global business information, tools and business insight, today reported results for the third quarter ended September 30, 2005.
“Our third quarter marks another in a string of consecutive quarters of strong top and bottom line growth,” said Steve Alesio, chairman and CEO of D&B. “We feel very good about the continued strength of our U.S. business, especially Risk Management, our largest customer solution set. We are making progress in International and continue to believe the actions we are taking will improve our results. In summary, we have a strategy that works, and we remain confident in our ability to deliver strong revenue growth and increase shareholder value over time.”

PRESS RELEASE
Third Quarter 2005 Results
Diluted earnings per share before non-core gains and charges for the quarter ended September 30, 2005, were $0.75, up 15 percent from $0.65 in the prior year quarter. On a GAAP basis, diluted earnings per share were $0.46, down 29 percent from $0.65 in the prior year quarter.
See attached Schedule 3 for a reconciliation of earnings per share before non-core gains and charges to earnings per share on a GAAP basis, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.
Core revenue for the quarter was $341.6 million, up 7 percent (both before and after the effect of foreign exchange) compared with the prior year quarter.
Core revenue results for the third quarter of 2005 reflect the following:
•	Risk Management Solutions revenue of $229.6 million, up 7 percent (up 6 percent before the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $84.1 million, up 2 percent (both before and after the effect of foreign exchange);

•	E-Business Solutions revenue of $17.9 million, up 39 percent (both before and after the effect of foreign exchange) ; and

•	Supply Management Solutions revenue of $10.0 million, up 21 percent (both before and after the effect of foreign exchange).
See attached Schedules 4 and 5 for additional detail.
Total revenue for the quarter was $341.6 million, up 3 percent compared with the prior year quarter (up 2 percent before the effect of foreign exchange).
See attached Schedule 6 for additional detail.

PRESS RELEASE
Operating income for the quarter was $83.5 million, up 10 percent from the year-ago period, before non-core gains and charges in both years. On a GAAP basis, operating income was $79.2 million, up 9 percent from the year-ago period. During the quarter, the Company also incurred transition costs of $4.2 million as compared to $4.0 million in the prior year quarter.
See attached Schedule 3 for additional detail.
Net income before non-core gains and charges was $52.1 million for the quarter, up 11 percent from $47.1 million in the prior year period. On a GAAP basis, net income was $31.7 million, down 33 percent compared with $47.5 million in the prior year period.
See attached Schedule 3 for additional detail.
Free cash flow for the first nine months of 2005, excluding the impact of legacy tax payments, was $191.5 million, up 24 percent from the first nine months of 2004. The Company paid $15.8 million in the first quarter and $34.5 million in the third quarter in connection with its legacy tax matters.
The Company defines free cash flow as net cash provided by operating activities less capital expenditures and additions to computer software and other intangibles. Net cash provided by operating activities, excluding $50.3 million of legacy tax payments, was $209.4 million for the first nine months of 2005, up 20 percent from the prior year period. On a GAAP basis, net cash provided by operating activities was $159.1 million, down 9 percent from the prior year period.
See attached Schedule 4 for additional detail.
Share repurchases during the quarter, under the Company’s $400 million two-year program commenced in the first quarter of 2005, totaled $50.7 million, with $150.6 million repurchased since inception.

PRESS RELEASE
The Company ended the quarter with $264.6 million of cash and cash equivalents.
Third Quarter 2005 Segment Results
As outlined in the Company’s Annual Report on Form 10-K for the year ending December 31, 2004, filed with the Securities and Exchange Commission (SEC) on March 14, 2005, D&B began reporting the results of its business in Canada as part of its International segment in the first quarter of 2005. Prior to 2005, the Canadian results were reported as part of the North America segment.
All references to financial results in this release reflect this change.
See attached Schedule 7 for 2004 revenue and operating income results of the U.S. and International segments adjusted to reflect this change.
United States
Total and core revenue for the quarter was $259.0 million, up 8 percent from $240.2 million in the prior year period.
U.S. total and core revenue results for the 2005 third quarter reflect the following:
•	Risk Management Solutions revenue of $160.7 million, up 8 percent;

•	Sales & Marketing Solutions revenue of $72.1 million, up 2 percent;

•	E-Business Solutions revenue of $17.0 million, up 32 percent; and

•	Supply Management Solutions revenue of $9.2 million, up 26 percent.
See attached Schedules 4 and 5 for additional detail.
Operating income for the quarter was $87.3 million, up 8 percent from the prior year quarter. This increase was due to improved revenue in the U.S.

PRESS RELEASE
segment and benefits from the Company’s Financial Flexibility program, partially offset by investments in the DUNSRightTM quality process and dilution from the LiveCapital, Inc. acquisition announced in July 2005.
International
Core revenue for the quarter was $82.6 million, up 5 percent (up 4 percent before the effect of foreign exchange) from $78.7 million in the prior year quarter. During the third quarter, the Italian real estate business contributed 4 percentage points of core revenue growth with the majority of the growth due to a price increase and the acquisition of a controlling interest in RIBES S.p.A in 2004.
International core revenue results for the third quarter of 2005 reflect the following:
•	Risk Management Solutions revenue of $68.9 million, up 5 percent

(up 4 percent before the effect of foreign exchange);

•	Sales & Marketing Solutions revenue of $12.0 million, flat compared to the prior year period (both before and after the effect of foreign exchange);

•	E-Business Solutions revenue of $0.9 million; and

•	Supply Management Solutions revenue of $0.8 million, down 18 percent (down 19 percent before the effect of foreign exchange).
See attached Schedules 4 and 5 for additional detail.
Total revenue for the quarter was $82.6 million, down 11 percent (down 12 percent before the effect of foreign exchange) compared with the prior year quarter revenue of $93.0 million. This decline was primarily due to the impact of the divested international businesses that had revenue of $14.3 million in the third quarter of 2004.
See attached Schedule 6 for additional detail.

PRESS RELEASE
Operating income for the quarter was $12.7 million, down $0.8 million or 6 percent, before non-core gains and charges, as compared to $13.5 million in the prior year quarter. This decline was primarily due to lower operating income in the UK as a result of lower revenue, increased legal expenses incurred in connection with the investigation of allegations made regarding disputes on the sale of the Company’s French business, and the loss of income from the Company’s divested businesses. On a GAAP basis, operating income was $13.1 million, down $0.4 million or 4 percent.
See attached Schedule 3 for additional detail.
Non-Core Gains and Charges
During the third quarter of 2005, the Company recorded net pre-tax, non-core charges of $6.9 million and non-core charges for taxes of $15.4 million.
The pre-tax non-core charges of $6.9 million in the third quarter of 2005 included a charge of $4.7 million related to both the 2005 and 2004 Financial Flexibility initiatives and charges totaling an additional $2.2 million related to final resolution of all disputes on the sale of the Company’s French business, as described more fully in the Company’s Form 10-Q for the quarter ending June 30, 2005.
The non-core charges for taxes of $15.4 million in the third quarter of 2005 included a $9.1 million tax charge related to the Company’s intention to repatriate foreign cash and a $6.3 million charge resulting from an increase in the tax legacy reserve for the matter referred to as “Royalty Expense Deductions 1993-1997” in the Company’s Form 10-Q for the quarter ending June 30, 2005.
During the third quarter of 2004, the Company recorded a pre-tax, non-core charge of $2.7 million related to its Financial Flexibility initiatives and a pre-tax, non-core gain of $0.8 million to reduce the second quarter of 2004 impairment charge reflecting the fair market value of the Company’s Iberian operations at the end of the third quarter.
D&B’s restructuring charges may be viewed as recurring as they are part of its Financial Flexibility initiatives. In addition to reporting GAAP results, the Company reports results before restructuring charges and other non-core gains and charges because they are not a component of its ongoing income or expenses and may have a disproportionate positive or negative impact on the results of its ongoing underlying business operations. For additional information, see the section titled “Use of Non-GAAP Financial Measures” below.
See attached Schedule 3 for additional detail.
2005 Outlook
The Company confirmed the following full year guidance:
•	Core revenue growth of 6 percent to 8 percent, before the effect of foreign exchange;

•	Operating income growth before non-core gains and charges of 12 percent to 14 percent;

•	Diluted EPS of $3.43 to $3.51 before non-core gains and charges, representing 15 percent to 18 percent growth;

•	Free cash flow of $265 million to $280 million before the impact of any payments made in connection with the Company’s legacy tax matters; and

•	Tax rate before non-core gains and charges of 36 percent to 37 percent.

PRESS RELEASE
D&B does not provide revenue growth guidance on a GAAP basis because D&B is unable to predict, with reasonable certainty, the future movement of foreign exchange rates. Additionally, the Company does not provide EPS guidance, operating income growth, free cash flow or tax rate guidance on a GAAP basis because the Company is unable to predict, with reasonable certainty, the future impact of non-core gains and charges, such as restructuring charges and legacy tax matters, which are a component of the most comparable financial measures calculated in accordance with GAAP. Non-core gains and charges are uncertain and will depend on several factors, including industry conditions. The impact of these non-core gains and charges could be material to D&B’s results computed in accordance with GAAP.
See attached Schedule 3 for additional detail.
Use of Non-GAAP Financial Measures
D&B reports non-GAAP financial measures in this press release and the schedules attached. D&B reports core revenue and core revenue growth before the effects of foreign exchange. Additionally, the Company reports organic revenue growth and each of operating income, operating margin, net income, diluted earnings per share and tax rate (defined as Provision for Income Taxes divided by Income before Provision for Income Taxes ) before non-core gains and charges, and free cash flow. See “Item 1. Business — How We Evaluate our Performance” in the Company’s Annual Report on Form 10-K for the period ending December 31, 2004, filed March 14, 2005 with the SEC, for a discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors. These measures are defined in Schedule 3 attached to this earnings release.

PRESS RELEASE
Third Quarter 2005 Teleconference
D&B will review its third quarter 2005 financial results in a conference call with the investment community on Wednesday, October 26, 2005, at 10 a.m. Eastern Time. Live audio, as well as a replay of the conference call and other related information, will be accessible on D&B’s Investor Relations web site at http://investor.dnb.com.
About D&B
D&B (NYSE: DNB), the leading provider of global business information, tools, and insight, has enabled customers to Decide with Confidence for over 160 years. D&B’s proprietary DUNSRight ™ quality process provides customers with quality business information. This quality information is the foundation of D&B’s solutions that customers rely on to make critical business decisions. Customers use D&B Risk Management Solutions to mitigate risk, increase cash flow and drive increased profitability; D&B Sales & Marketing Solutions to increase revenue from new and existing customers; D&B’s E-Business Solutions to convert prospects into clients faster; and D&B Supply Management Solutions to identify purchasing savings, manage risk and ensure compliance within the supply base. For more information, please visit www.dnb.com.
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Forward-Looking and Cautionary Statements
This press release, including, in particular, the section titled “2005 Outlook” of this press release, contains projections of future results and other forward-looking statements that involve a number of trends, risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The following important factors could cause actual results to differ materially from those projected in such forward-looking statements.

PRESS RELEASE
Demand for D&B’s products is subject to intense competition, changes in customer preferences and, to a lesser extent, economic conditions which impact customer behavior. The Company’s results are also dependent upon its ability to:
•	reallocate expenses to invest for growth through its Financial Flexibility program while maintaining employee satisfaction;

•	accurately forecast cost increases associated with increasing revenue growth;

•	manage increasing regulatory requirements, such as those of Sarbanes-Oxley;

•	invest in its database and maintain its reputation for providing reliable data;

•	execute on its plan to improve the business model of its International segment, which is also dependent upon the efforts of the Company’s third-party partner organizations, and thereby improve its global data quality while realizing improved financial performance in that segment;

•	successfully implement outsourcing arrangements the Company entered into as part of its Financial Flexibility programs;

•	rely on its customers’ belief in the value of the DUNSRight TM quality process as a key driver of revenue growth;

•	protect against damage or interruptions affecting its database or its data centers; and

•	develop new products or enhance existing ones to meet customer needs.
In addition:

PRESS RELEASE
•	the Company’s ability to repurchase shares is subject to market conditions, including trading volume in the Company’s stock, and the Company’s ability to repurchase securities in accordance with applicable securities laws;

•	the Company’s projection for free cash flow in 2005 is dependent upon the Company’s ability to generate revenue, the Company’s collection processes, customer payment patterns and the amount and timing of payments related to proceedings involving the Company, as more fully described in the Company’s filings with the SEC. See the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, “Note 7 — Contingencies” for a more detailed description of these payment obligations; and

•	the Company’s results, including operating income, are also subject to the effects of foreign economies, exchange rate fluctuations and U.S. and foreign legislative or regulatory requirements, and the adoption of new or changes in accounting policies and practices, including pronouncements by the Financial Accounting Standards Board or other standard setting bodies.
Developments in any of these areas could cause actual results to differ materially from those that have been or may be projected.
For a more detailed discussion of the trends, risks and uncertainties that may affect D&B’s operating and financial results and its ability to achieve the financial objectives discussed in this press release, readers should review the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including the section titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (MD&A), and the subsection titled “Trends, Risks and Uncertainties” in the MD&A therein. Copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are available on its web site at www.dnb.com and on the SEC’s web site at

PRESS RELEASE
www.sec.gov. D&B cautions that the foregoing list of important factors is not complete and does not undertake any obligation to update any forward-looking statements.
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Schedule 1
The Dun & Bradstreet Corporation
Consolidated Statement of Operations (unaudited) — As Reported

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions, except per share data	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Revenue:
U.S. (1)	$259.0	$240.2	8%	0%	8%	$775.9	$718.5	8%	0%	8%
International (1)	82.6	78.7	5%	1%	4%	258.7	234.3	10%	4%	6%

Core Revenue	341.6	318.9	7%	0%	7%	1,034.6	952.8	9%	1%	8%
Divested Businesses (2)	—	14.3	N/M	N/M	N/M	—	73.7	N/M	N/M	N/M

Total Revenue	$341.6	$333.2	3%	1%	2%	$1,034.6	$1,026.5	1%	2%	(1)%

Operating Income (Loss):
U.S.	$87.3	$81.0	8%			$267.7	$236.5	13%
International (3)	13.1	13.5	(4)%			35.5	45.8	(23)%

Total Divisions	100.4	94.5	6%			303.2	282.3	7%
Corporate and Other (4)	(21.2)	(21.6)	1%			(75.8)	(79.3)	4%

Operating Income	79.2	72.9	9%			227.4	203.0	12%

Interest Income	2.2	2.1	6%			8.1	6.0	37%
Interest Expense	(5.4)	(4.9)	(10)%			(15.7)	(14.5)	(8)%
Minority Interest	(0.2)	—	N/M			0.1	—	N/M
Other Income (Expense) — Net (5)	(2.7)	2.3	N/M			0.5	19.4	N/M

Non-Operating Income (Expense) — Net	(6.1)	(0.5)	N/M			(7.0)	10.9	N/M

Income before Provision for Income Taxes	73.1	72.4	1%			220.4	213.9	3%
Provision for Income Taxes	41.8	25.2	(66)%			90.1	77.4	(16)%
Equity in Net Income (Loss) of Affiliates	0.4	0.3	45%			0.6	0.3	100%

Net Income (6)	$31.7	$47.5	(33)%			$130.9	$136.8	(4)%

Basic Earnings Per Share of Common Stock	$0.48	$0.68	(29)%			$1.95	$1.93	1%

Diluted Earnings Per Share of Common Stock (7)	$0.46	$0.65	(29)%			$1.87	$1.86	1%

Weighted Average Number of Shares Outstanding:
Basic	66.5	69.9	5%			67.1	70.9	5%

Diluted	69.2	72.7	5%			69.9	73.6	5%

AFX — After Effects of Foreign Exchange
BFX — Before Effects of Foreign Exchange
N/M — Not Meaningful
See Schedule 3 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 2
The Dun & Bradstreet Corporation
Consolidated Statement of Operations (unaudited) — Before Non-Core Gains and Charges

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions, except per share data	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Revenue:
U.S. (1)	$259.0	$240.2	8%	0%	8%	$775.9	$718.5	8%	0%	8%
International (1)	82.6	78.7	5%	1%	4%	258.7	234.3	10%	4%	6%

Core Revenue	341.6	318.9	7%	0%	7%	1,034.6	952.8	9%	1%	8%
Divested Businesses (2)	—	14.3	N/M	N/M	N/M	—	73.7	N/M	N/M	N/M

Total Revenue	$341.6	$333.2	3%	1%	2%	$1,034.6	$1,026.5	1%	2%	(1)%

Operating Income (Loss):
U.S.	$87.3	$81.0	8%			$267.7	$236.5	13%
International (3)	12.7	13.5	(6)%			35.9	45.8	(22)%

Total Divisions	100.0	94.5	6%			303.6	282.3	8%
Corporate and Other (4)	(16.5)	(18.9)	12%			(54.2)	(58.4)	7%

Operating Income	83.5	75.6	10%			249.4	223.9	11%

Interest Income	2.2	2.1	6%			8.1	6.0	37%
Interest Expense	(5.4)	(4.9)	(10)%			(15.7)	(14.5)	(8)%
Minority Interest	(0.2)	—	N/M			0.1	—	N/M
Other Income (Expense) — Net (5)	(0.1)	1.5	N/M			(0.1)	2.5	N/M

Non-Operating Income (Expense) — Net	(3.5)	(1.3)	N/M			(7.6)	(6.0)	(28)%

Income before Provision for Income Taxes	80.0	74.3	8%			241.8	217.9	11%
Provision for Income Taxes	28.3	27.5	(3)%			88.7	81.0	(9)%
Equity in Net Income (Loss) of Affiliates	0.4	0.3	45%			0.6	0.3	100%

Net Income (6)	$52.1	$47.1	11%			$153.7	$137.2	12%

Basic Earnings Per Share of Common Stock	$0.78	$0.67	16%			$2.29	$1.94	18%

Diluted Earnings Per Share of Common Stock (7)	$0.75	$0.65	15%			$2.20	$1.86	18%

Weighted Average Number of Shares Outstanding:
Basic	66.5	69.9	5%			67.1	70.9	5%

Diluted	69.2	72.7	5%			69.9	73.6	5%

AFX — After Effects of Foreign Exchange
BFX — Before Effects of Foreign Exchange
N/M — Not Meaningful
See Schedule 3 (Notes to Schedules) for a definition of Non-GAAP measures and a reconciliation of non-core gains and charges.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 3
The Dun & Bradstreet Corporation
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures
(1)	On January 1, 2005, we began managing our business in Canada in the International segment and have conformed historical amounts to reflect the new segment structure.

(2)	2004 includes revenues from the Company’s operations in France, Iberia (Spain and Portugal), Nordic (Sweden, Denmark, Norway and Finland), Central Europe (Germany, Austria, Switzerland, Poland, Hungary and Czech Republic), India and Distribution Channels in Pakistan and the Middle East.

(3)	The following table reconciles International Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended			Year-to-Date
	September 30,			September 30,
			% Change			% Change
Amounts in millions	2005	2004	Fav/(Unfav)	2005	2004	Fav/(Unfav)
International Operating Income — As Reported (Schedule 1)	$13.1	$13.5	(4)%	$35.5	$45.8	(23)%
Final resolution of all disputes on the sale of the Company’s French business	0.4	—	N/M	(0.4)	—	N/M

International Operating Income — Before Non-Core Gains and Charges (Schedule 2)	$12.7	$13.5	(6)%	$35.9	$45.8	(22)%

(4)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:

	Quarter Ended			Year-to-Date
	September 30,			September 30,
			% Change			% Change
Amounts in millions	2005	2004	Fav/(Unfav)	2005	2004	Fav/(Unfav)
Corporate and Other — As Reported (Schedule 1)	$(21.2)	$(21.6)	1%	$(75.8)	$(79.3)	4%
Restructuring Charge	(4.7)	(2.7)	(72)%	(21.6)	(20.9)	(3)%

Corporate and Other — Before Non-Core Gains and Charges (Schedule 2)	$(16.5)	$(18.9)	12%	$(54.2)	$(58.4)	7%

(5)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended			Year-to-Date
	September 30,			September 30,
			% Change			% Change
Amounts in millions	2005	2004	Fav/(Unfav)	2005	2004	Fav/(Unfav)
Other Income (Expense)-Net — As Reported (Schedule 1)	$(2.7)	$2.3	N/M	$0.5	$19.4	N/M

Gain on Sale of a 5% Investment in a South African company	—	—	N/M	3.5	—	N/M
Impairment Charge on the write-down on net assets in Iberia (Spain and Portugal) to their fair market value	—	0.8	N/M	—	(0.4)	N/M
Lower costs related to the sale of Iberia (Spain and Portugal)	—	—	N/M	0.8	—	N/M
Gain on Sales of Operations in Nordic (Sweden, Denmark, Norway and Finland)	—	—	N/M	—	7.9	N/M
Gain on Sales of Operations in India and Distribution Channels in Pakistan and the Middle East	—	—	N/M	—	3.8	N/M
Gain on Sales of Operations in Central Europe (Germany, Austria, Switzerland, Poland, Hungary and Czech Republic)	—	—	N/M	—	5.6	N/M
Final resolution of all disputes on the sale of the Company’s French business	(2.6)	—	N/M	(3.7)	—	N/M

Other Income (Expense)-Net — Before Non-Core Gains and Charges (Schedule 2)	$(0.1)	$1.5	N/M	$(0.1)	$2.5	N/M

Schedule 3
The Dun & Bradstreet Corporation
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures
(6)	The following table reconciles Net Income included in Schedule 1 and Schedule 2:

	Quarter Ended			Year-to-Date
	September 30,			September 30,
			% Change			% Change
Amounts in millions	2005	2004	Fav/(Unfav)	2005	2004	Fav/(Unfav)
Net Income — As Reported (Schedule 1)	$31.7	$47.5	(33)%	$130.9	$136.8	(4)%

Restructuring Charge	(3.6)	(1.7)	N/M	(16.6)	(13.7)	N/M
Gain on Sale of a 5% Investment in a South African company	—	—	N/M	2.0	—	N/M
Impairment Charge on the write-down on net assets in Iberia (Spain and Portugal) to their fair market value	—	2.1	N/M	—	(1.1)	N/M
Lower costs related to the sale of Iberia (Spain and Portugal)	—	—	N/M	0.8	—	N/M
Gain on Sales of Operations in Central Europe (Germany, Austria, Switzerland, Poland, Hungary and Czech Republic)	—	—	N/M	—	2.9	N/M
Final resolution of all disputes on the sale of the Company’s French business	(1.4)	—	N/M	(2.6)	—	N/M
Gain on Sales of Operations in Nordic (Sweden, Denmark, Norway and Finland)	—	—	N/M	—	9.6	N/M
Gain on Sales of Operations in India and Distribution Channels in Pakistan and the Middle East	—	—	N/M	—	1.9	N/M
Tax charge related to the Company’s intention to repatriate foreign cash	(9.1)	—	N/M	(9.1)	—	N/M
Increase in Tax Legacy reserve for “Royalty Expense Deductions 1993-1997”	(6.3)	—	N/M	(6.3)	—	N/M
Tax Benefits recognized upon the liquidation of dormant International corporations	—	—	N/M	9.0	—	N/M

Net Income — Before Non-Core Gains and Charges (Schedule 2)	$52.1	$47.1	11%	$153.7	$137.2	12%

(7)	The following table reconciles Diluted Earnings Per Share included in Schedule 1 and Schedule 2:

	Quarter Ended			Year-to-Date
	September 30,			September 30,
			% Change			% Change
	2005	2004	Fav/(Unfav)	2005	2004	Fav/(Unfav)
Diluted EPS — As Reported (Schedule 1)	$0.46	$0.65	(29)%	$1.87	$1.86	1%

Restructuring Charge	(0.05)	(0.02)	N/M	(0.24)	(0.18)	N/M
Gain on Sale of a 5% Investment in a South African company	—	—	N/M	0.03	—	N/M
Impairment Charge on the write-down on net assets in Iberia (Spain and Portugal) to their fair market value	—	0.02	N/M	—	(0.01)	N/M
Lower costs related to the sale of Iberia (Spain and Portugal)	—	—	N/M	0.01	—	N/M
Gain on Sales of Operations in Central Europe (Germany, Austria, Switzerland, Poland, Hungary and Czech Republic)	—	—	N/M	—	0.04	N/M
Final resolution of all disputes on the sale of the Company’s French business	(0.02)	—	N/M	(0.04)	—	N/M
Gain on Sales of Operations in Nordic (Sweden, Denmark, Norway and Finland)	—	—	N/M	—	0.13	N/M
Gain on Sales of Operations in India and Distribution Channels in Pakistan and the Middle East	—	—	N/M	—	0.02	N/M
Tax charge related to the Company’s intention to repatriate foreign cash	(0.13)	—	N/M	(0.13)	—	N/M
Increase in Tax Legacy reserve for “Royalty Expense Deductions 1993-1997”	(0.09)	—	N/M	(0.09)	—	N/M
Tax Benefits recognized upon the liquidation of dormant International corporations	—	—	N/M	0.13	—	N/M

Diluted EPS — Before Non-Core Gains and Charges (Schedule 2)	$0.75	$0.65	15%	$2.20	$1.86	18%

N/M — Not Meaningful
The following defines the non-GAAP measures used to evaluate performance:
*Total revenue excluding the revenue of divested businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition
*Core revenue growth, excluding the effects of foreign exchange, is referred to as “revenue growth before the effects of foreign exchange.” We also separately analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions"
*Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges)”
* Net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles is referred to as “free cash flow”
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 4
The Dun & Bradstreet Corporation
Supplemental Financial Data (unaudited)

	Quarter Ended			Effects of		Year-to-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2005	2004	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)
Geographic and Customer Solution Set Revenue:
U.S.:
Risk Management Solutions	$160.7	$149.4	8%	0%	8%	$490.7	$459.3	7%	0%	7%
Sales & Marketing Solutions	72.1	70.5	2%	0%	2%	216.3	204.0	6%	0%	6%
E-Business Solutions	17.0	12.9	32%	0%	32%	48.3	36.0	34%	0%	34%
Supply Management Solutions	9.2	7.4	26%	0%	26%	20.6	19.2	8%	0%	8%

Core Revenue	259.0	240.2	8%	0%	8%	775.9	718.5	8%	0%	8%
Divested Businesses	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total U.S.	259.0	240.2	8%	0%	8%	775.9	718.5	8%	0%	8%

International:
Risk Management Solutions	68.9	65.9	5%	1%	4%	219.0	194.5	13%	4%	9%
Sales & Marketing Solutions	12.0	11.9	0%	0%	0%	34.9	37.0	(6)%	3%	(9)%
E-Business Solutions	0.9	—	N/M	N/M	N/M	1.9	—	N/M	N/M	N/M
Supply Management Solutions	0.8	0.9	(18)%	1%	(19)%	2.9	2.8	2%	5%	(3)%

Core Revenue	82.6	78.7	5%	1%	4%	258.7	234.3	10%	4%	6%
Divested Businesses	—	14.3	N/M	N/M	N/M	—	73.7	N/M	N/M	N/M

Total International	82.6	93.0	(11)%	1%	(12)%	258.7	308.0	(16)%	3%	(19)%

Total Corporation:
Risk Management Solutions	229.6	215.3	7%	1%	6%	709.7	653.8	9%	2%	7%
Sales & Marketing Solutions	84.1	82.4	2%	0%	2%	251.2	241.0	4%	0%	4%
E-Business Solutions	17.9	12.9	39%	0%	39%	50.2	36.0	39%	0%	39%
Supply Management Solutions	10.0	8.3	21%	0%	21%	23.5	22.0	8%	1%	7%

Core Revenue	341.6	318.9	7%	0%	7%	1,034.6	952.8	9%	1%	8%
Divested Businesses	—	14.3	N/M	N/M	N/M	—	73.7	N/M	N/M	N/M

Total Revenue	$341.6	$333.2	3%	1%	2%	$1,034.6	$1,026.5	1%	2%	(1)%

Operating Costs:
Operating Expenses	$105.7	$98.4	(8)%			$307.8	$306.9	0%
Selling and Administrative Expenses	143.4	148.1	3%			451.8	461.4	2%
Depreciation and Amortization	8.6	11.1	23%			26.0	34.3	24%
Restructuring Expense	4.7	2.7	(72)%			21.6	20.9	(3)%

Total Operating Costs	$262.4	$260.3	(1)%			$807.2	$823.5	2%

Capital Expenditures	$—	$3.2	100%			$4.5	$9.1	51%

Additions to Computer Software & Other Intangibles	$8.3	$6.5	(28%)			$13.4	$10.5	(28%)

Schedule 4
The Dun & Bradstreet Corporation
Supplemental Financial Data (unaudited)

Amounts in millions	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Net Debt Position:
Cash and Cash Equivalents (6)	$264.6	$245.3	$295.4	$252.9	$193.8	$217.2	$197.4
Notes Payable	—	—	—	—	—	—	—
Short-Term Debt	(303.0)	(303.3)	(301.7)	(1.0)	—	—	—
Long-Term Debt	(0.3)	(0.4)	—	(300.0)	(299.9)	(299.9)	(299.9)

Net Debt	$(38.7)	$(58.4)	$(6.3)	$(48.1)	$(106.1)	$(82.7)	$(102.5)

(6) In addition to Cash and Cash Equiv. we had the following net (investments) redemptions in Marketable Securities	$69.2	$(34.8)	$48.2	$6.0	$7.9	$3.0	$(87.7)

	Year-To-Date
			% Change
Amounts in millions	Sep 30, 2005	Sep 30, 2004	Fav/(Unfav)
Free Cash Flow:
Net Cash Provided By Operating Activities (As Reported)	$159.1	$174.3	(9)%
Less:
Capital Expenditures (As Reported)	4.5	9.1	51%
Additions to Computer Software & Other Intangibles (As Reported)	13.4	10.5	(28)%

Free Cash Flow	141.2	154.7	(9)%
Add: Legacy Tax Payment	50.3	N/M	N/M

Free Cash Flow excluding the effect of the Legacy Tax Payment	$191.5	$154.7	24%

AFX — After Effects of Foreign Exchange
BFX — Before Effects of Foreign Exchange
N/M — Not Meaningful
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 5
The Dun & Bradstreet Corporation
Revenue Reconciliation and Detail
Quarter Ended September 30, 2005

	Quarter Ended September 30, 2005 vs. 2004							Year-to-Date Ended September 30, 2005 vs. 2004
				Traditional/VAPs as a							Traditional/VAPs as a
	AFX	Effects of	BFX	% of Total Customer Solution Sets/Core				AFX	Effects of	BFX	% of Total Customer Solution Sets/Core
	% Change	Foreign	% Change	2005		2004		% Change	Foreign	% Change	2005		2004
Amounts in millions	Fav/(Unfav)	Exchange	Fav/(Unfav)	% Product Line/Core		% Product Line/Core		Fav/(Unfav)	Exchange	Fav/(Unfav)	% Product Line/Core		% Product Line/Core
Revenue:
U.S.:
Risk Management Solutions:
Traditional	5%	0%	5%	79%	49%	80%	50%	5%	0%	5%	78%	49%	79%	51%
VAPs	16%	0%	16%	21%	13%	20%	12%	13%	0%	13%	22%	14%	21%	13%
Total Risk Management Solutions	8%	0%	8%		62%		62%	7%	0%	7%		63%		64%
Sales & Marketing Solutions:
Traditional	7%	0%	7%	51%	14%	49%	14%	9%	0%	9%	48%	14%	47%	13%
VAPs	(3)%	0%	(3)%	49%	14%	51%	15%	3%	0%	3%	52%	14%	53%	15%
Total Sales & Marketing Solutions	2%	0%	2%		28%		29%	6%	0%	6%		28%		28%
E-Business Solutions	32%	0%	32%		7%		6%	34%	0%	34%		6%		5%
Supply Management Solutions	26%	0%	26%		3%		3%	8%	0%	8%		3%		3%
Core Revenue	8%	0%	8%					8%	0%	8%
Divested Businesses	N/M	N/M	N/M					N/M	N/M	N/M

Total U.S.	8%	0%	8%					8%	0%	8%

International:
Risk Management Solutions:
Traditional	3%	0%	3%	88%	73%	89%	74%	13%	5%	8%	90%	76%	90%	74%
VAPs	14%	1%	13%	12%	10%	11%	10%	14%	5%	9%	10%	9%	10%	9%
Total Risk Management Solutions	5%	1%	4%		83%		84%	13%	4%	9%		85%		83%
Sales & Marketing Solutions:
Traditional	(21)%	0%	(21)%	60%	9%	75%	11%	(27)%	2%	(29)%	55%	7%	71%	11%
VAPs	61%	1%	60%	40%	6%	25%	4%	45%	4%	41%	45%	6%	29%	5%
Total Sales & Marketing Solutions	0%	0%	0%		15%		15%	(6)%	3%	(9)%		13%		16%
E-Business Solutions	N/M	N/M	N/M		1%		0%	N/M	N/M	N/M		1%		0%
Supply Management Solutions	(18)%	1%	(19)%		1%		1%	2%	5%	(3)%		1%		1%
Core Revenue	5%	1%	4%					10%	4%	6%
Divested Businesses	N/M	N/M	N/M					N/M	N/M	N/M

Total International	(11)%	1%	(12)%					(16)%	3%	(19)%

Total Corporation:
Risk Management Solutions:
Traditional	5%	0%	5%	81%	54%	83%	56%	8%	2%	6%	82%	56%	82%	56%
VAPs	16%	1%	15%	19%	13%	17%	11%	13%	0%	13%	18%	13%	18%	12%
Total Risk Management Solutions	7%	1%	6%		67%		67%	9%	2%	7%		69%		68%
Sales & Marketing Solutions:
Traditional	2%	1%	1%	52%	13%	52%	14%	1%	0%	1%	49%	12%	50%	13%
VAPs	2%	(1)%	3%	48%	12%	48%	12%	7%	0%	7%	51%	12%	50%	13%
Total Sales & Marketing Solutions	2%	0%	2%		25%		26%	4%	0%	4%		24%		26%
E-Business Solutions	39%	0%	39%		5%		4%	39%	0%	39%		5%		4%
Supply Management Solutions	21%	0%	21%		3%		3%	8%	1%	7%		2%		2%
Core Revenue	7%	0%	7%					9%	1%	8%
Divested Businesses	N/M	N/M	N/M					N/M	N/M	N/M

Total Corporation	3%	1%	2%					1%	2%	(1)%

AFX — After Effects of Foreign Exchange
BFX — Before Effects of Foreign Exchange
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 6
The Dun & Bradstreet Corporation
Effect of Divestitures on International Results (unaudited)

	2005				2004					Row #
Amounts in Millions	Q1	Q2	Q3	YTD	Q1	Q2	Q3	Q4	Full Year
International:
Total Revenue with Canada as Reported in 2005	$78.1	$98.0	$82.6	$258.7	$101.2	$113.8	$93.0	$101.1	$409.1	1
Less Canada	N/A	N/A	N/A	N/A	(8.3)	(9.3)	(7.6)	(8.2)	(33.4)	2

Total Revenue as Reported in 2004	N/A	N/A	N/A	N/A	92.9	104.5	85.4	92.9	375.7	3

Less Divested Businesses:
Israel (August 2003)										4
Nordic (December 2003)										5
India (February 2004)					1.1				1.1	6
Central Europe (April 2004)					12.9	10.7			23.6	7
France (October 2004)					9.8	10.8	8.9	3.4	32.9	8
Iberia (October 2004)					6.8	7.3	5.4	2.4	21.9	9

Divested Businesses*	—	—	—	—	30.6	28.8	14.3	5.8	79.5	10

Core Revenue as Reported in 2004	N/A	N/A	N/A	N/A	62.3	75.7	71.1	87.1	296.2	11
Add Canada	N/A	N/A	N/A	N/A	8.3	9.3	7.6	8.2	33.4	12

Core Revenue with Canada AFX as Reported in 2005*	$78.1	$98.0	$82.6	$258.7	$70.6	$85.0	$78.7	$95.3	$329.6	13

*	Total Revenue, Divested Business Revenue and Core Revenue for the International segment can be found on Schedule 4.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

Schedule 7
The Dun & Bradstreet Corporation
Effect of Segment Change — Canada from North America to International (unaudited)

	2004					Row #
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year

North America Core Revenue as Reported in 2004	$250.5	$245.4	$247.8	$294.6	$1,038.3	1
Less Canada	8.3	9.3	7.6	8.2	33.4	2

U.S. Core Revenue	$242.2	$236.1	$240.2	$286.4	$1,004.9	3

	2004
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
International Core Revenue as Reported in 2004	$62.3	$75.7	$71.1	$87.1	$296.2	4
Add Canada	8.3	9.3	7.6	8.2	33.4	5

International Core Revenue with Canada	$70.6	$85.0	$78.7	$95.3	$329.6	6

	2004
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
North America Operating Income as Reported in 2004	$87.5	$73.0	$82.4	$122.4	$365.3	7
Less Canada	2.2	2.8	1.4	4.0	10.4	8

U.S. Operating Income	$85.3	$70.2	$81.0	$118.4	$354.9	9

	2004
Amounts in Millions	Q1	Q2	Q3	Q4	Full Year
International Operating Income as Reported in 2004	$7.1	$20.2	$12.1	$24.9	$64.3	10
Add Canada	2.2	2.8	1.4	4.0	10.4	11

International Operating Income with Canada	$9.3	$23.0	$13.5	$28.9	$74.7	12

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.